Exhibit 99.2

 Event Preview – November 9, 2020

   Forward-looking statements    This presentation contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, projected and target revenue, revenue mix, revenue growth rates and earnings ranges, income, earnings per share, share amounts and share price assumptions, share repurchases, demand for application delivery networking, application delivery services, security, and software products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the impact of the COVID-19 global pandemic including but not limited to the advantages of incumbency in an uncertain environment, caution in spending patterns in the most severely impacted verticals, delays in orders in some impacted regions due to COVID-19 impacts; prolonged face-to-face sales engagement delaying some new strategic projects; customer acceptance of our new security, application delivery, optimization, and software and SaaS offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; F5 may not realize the financial and strategic goals that are contemplated through its acquisitions, including Shape and NGINX, and F5 may not successfully operate and integrate newly-acquired businesses appropriately or as expected; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions, including those related to COVID-19, which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results, performance or achievements to vary from expectations. The financial information contained in this presentation should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this presentation are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

   Use of non-GAAP    Unless otherwise indicated in the presentation, all financial measures are presented on a non-GAAP basis. Available GAAP measures are being provided in the following reconciliation tables for comparison. All forward-looking non-GAAP measures included in the outlook exclude estimates for amortization of intangible assets, share-based compensation expenses, significant effects of tax legislation and judicial or administrative interpretation of tax regulations, including the impact of income tax reform, non-recurring income tax adjustments, valuation allowance on deferred tax assets, and the income tax effect of non-GAAP exclusions, and do not include the impact of any future acquisitions or divestitures, acquisition-related charges and write-downs, restructuring charges, facility exit costs, or other non-recurring charges that may occur in the period. F5 is unable to provide a reconciliation of non-GAAP earnings guidance measures to corresponding U.S. generally accepted accounting principles or GAAP measures on a forward-looking basis without unreasonable effort due to the overall high variability and low visibility of most of the foregoing items that have been excluded. Material changes to any one of these items could have a significant effect on our guidance and future GAAP results. Certain exclusions, such as amortization of intangible assets and share-based compensation expenses, are generally incurred each quarter, but the amounts have historically varied and may continue to vary significantly from quarter to quarter.F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations, and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, restructuring charges, facility-exit costs, significant litigation and other contingencies and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.F5 believes that presenting its non-GAAP measures of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and is used by management in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors these supplemental measures since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.

   GAAP to non-GAAP reconciliation    The non-GAAP adjustments, and F5's basis for excluding them from non-GAAP financial measures, are outlined below: Acquisition-related write-downs of assumed deferred revenue. Included in its GAAP financial statements, F5 records acquisition-related write-downs of assumed deferred revenue to fair value, which results in lower recognized revenue over the term of the contract. F5 includes revenue associated with acquisition-related write-downs of assumed deferred revenue in its non-GAAP financial measures as management believes it provides a more accurate depiction of revenue arising from our strategic acquisitions. Stock-based compensation. Stock-based compensation consists of expense for stock options, restricted stock, and employee stock purchases through the company’s ESPP. Although stock-based compensation is an important aspect of the compensation of F5’s employees and executives, management believes it is useful to exclude stock-based compensation expenses to better understand the long-term performance of the company’s core business and to facilitate comparison of the company’s results to those of peer companies.Acquisition-related charges, net. F5 does not acquire businesses on a predictable cycle and the terms and scope of each transaction can vary significantly and are unique to each transaction. F5 excludes acquisition-related charges from its non-GAAP financial measures to provide a useful comparison of the company’s operating results to prior periods and to its peer companies. Acquisition-related charges consist of planning, execution and integration costs incurred directly as a result of an acquisition. Restructuring charges. F5 has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and costs associated with exiting facility lease commitments. F5 excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.Amortization of purchased intangible assets. Purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Management does not believe these charges accurately reflect the performance of the company’s ongoing operations, therefore, they are not considered by management in making operating decisions. However, investors should note that the use of intangible assets contributed to F5’s revenues earned during the periods presented and will contribute to F5’s future period revenues as well. Facility-exit costs. In fiscal year 2019, F5 relocated its headquarters in Seattle, Washington, and recorded charges in connection with this facility exit as well as other non-recurring lease activity. These charges are not representative of ongoing costs to the business and are not expected to recur. As a result, these charges are being excluded to provide investors with a more comparable measure of costs associated with ongoing operations.For reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the Appendix of this presentation.

 Pioneering the Adaptive Applications Era   François Locoh-DonouChief Executive Officer

     How have we done since our 2018 Analyst and Investor Meeting  Systems Growth Rate  Operating Margin & EPS Growth            1  Software transformation ahead of schedule  2  Security business is a scale leader in Application Security  3  Recurring revenue to support growthand earnings power  4  On track to deliver sustainable double-digit non-GAAP EPS growth in original 2018 AIM timeframe  STRATEGY PROOF-POINTS – BUSINESS IS AT AN INFLECTION POINT  Subscription Mix  Software Growth Rate  Software Mix  Total Revenue

       All businesses will need to deliver apps that engage and amaze. We call these adaptive applications.  We will lead in this new era through our unique position in application security, delivery and analytics.  We are transforming our business at an unprecedented pace, driving top-line growth acceleration.  We are positioned for, and committed to, sustainable double-digit EPS growth

       All businesses will need to deliver apps that engage and amaze. We call these adaptive applications.  We will lead in this new era through our unique position in application security, delivery and analytics.  We are transforming our business at an unprecedented pace, driving top-line growth acceleration.  We are positioned for, and committed to, sustainable double-digit EPS growth

     Consumers expect a rich application experience  Products, services or company names referenced herein may be trademarks of their respective owners with no endorsement or affiliation, express or implied

   Today’s digital experiences are often stitched together from multiple application data paths spanning on-prem to edge          ON-PREMISES DATA CENTER OR COLOCATION  PUBLICCLOUD          DEVICE OR BROWSER  EDGE  DIGITAL EXPERIENCE  END-USER                        APPLICATION BUSINESS LOGIC  APPLICATION BUSINESS LOGIC  APPLICATION BUSINESS LOGIC  APPLICATION DATA PATHS

   Most digital experiences are comprised of a blend of traditional and modern applications                  DEVICE OR BROWSER  EDGE  DIGITAL EXPERIENCE  END-USER                        MODERN APPS  MODERN & TRADITIONAL APPS  TRADITIONAL & MODERN APPS  APPLICATION DATA PATHS  ON-PREMISES DATA CENTER OR COLOCATION  PUBLICCLOUD

 Along each data path, there are a set of application technologies required for securing and delivering the app       Web appfirewall    Secure access    App/webserver    Anti-fraud& anti-bot    Denial ofservice    Ingresscontroller    API gateway    Load balancer        APPLICATION SECURITY  APPLICATION DELIVERY  Application business logic      End-user  Application security and delivery needs for modern and traditional apps are different

Inconsistency of technologies across environments is creating unsustainable technical and operational debt



PUBLIC CLOUD
app
MODERN & TRADITIONAL APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
ON-PREMISES DATA CENTER OR COLOCATION
app
TRADITIONAL & MODERN APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
EDGE
app
MODERN APPS
APPLICATION SECURITY
Web app firewall
Denial of service
Anti-fraud & anti-bot
Secure access
API gateway
App/web server
APPLICATION DELIVERY
DEVICE OR BROWSER
DIGITAL EXPERIENCE
app
END-USER

13 | ©2020 F5
Analyst and Investor Meeting 20

Manual stitching together is not fast or scalable, and it leaves organizations vulnerable



PUBLIC CLOUD
app
?
TRADITIONAL & MODERN APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
ON-PREMISES DATA CENTER OR COLOCATION
app
?
MODERN & TRADITIONAL APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
EDGE
app
?
MODERN APPS
APPLICATION SECURITY
Web app firewall
Denial of service
Anti-fraud & anti-bot
Secure access
API gateway
App/web server
APPLICATION DELIVERY
DEVICE OR BROWSER
DIGITAL EXPERIENCE
app
END-USER

14 | ©2020 F5

Analyst and Investor Meeting 20

 The attack surface and the sophistication of attacks has increased          ON-PREMISES DATA CENTER OR COLOCATION  PUBLICCLOUD  DEVICE OR BROWSER  EDGE          DIGITAL EXPERIENCE  END-USER                      Ingresscontroller  Denial ofservice  API gateway  Load balancer  App/webserver  Anti-fraud& anti-bot  Secure access  Web appfirewall  APPLICATION SECURITY  APPLICATION DELIVERY    Web appfirewall  Secure access  Ingresscontroller  Denial ofservice  API gateway  Load balancer  App/webserver  Anti-fraud& anti-bot  APPLICATION SECURITY  APPLICATION DELIVERY      MODERN APPS  TRADITIONAL & MODERN APPS  MODERN & TRADITIONAL APPS    ATTACKERS    ATTACKERS    ATTACKERS    Web appfirewall  Secure access  Denial ofservice  API gateway  App/webserver  Anti-fraud& anti-bot  APPLICATION SECURITY  APPLICATION DELIVERY                ATTACKERS

Rich telemetry is trapped in silos, limiting insights into app performance and the end-user's digital experience



PUBLIC CLOUD
TELEMETRY
ATTACKERS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
ON-PREMISES DATA CENTER OR COLOCATION
TELEMETRY
ATTACKERS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
EDGE
TELEMETRY
ATTACKERS
APPLICATION SECURITY
Web app firewall
Denial of service
Anti-fraud & anti-bot
Secure access
API gateway
App/web server
APPLICATION DELIVERY
DEVICE OR BROWSER
TELEMETRY
DIGITAL EXPERIENCE
ATTACKERS

16 | ©2020 F5

Analyst and Investor Meeting 20

 The digital experience enabled through today’s rich applications is now table stakes.  But what lies beneath is complex, vulnerable, and fragile.    Current state is untenable.

 APPLICATION INSIGHTS          PUBLICCLOUD  ON-PREMISES DATA CENTER OR COLOCATION  DEVICE OR BROWSER  EDGE  DIGITAL EXPERIENCE      Ingresscontroller  Denial ofservice  API gateway  Load balancer  App/webserver  Anti-fraud& anti-bot  Secure access  Web appfirewall  APPLICATION SECURITY  APPLICATION DELIVERY    Web appfirewall  Secure access  Ingresscontroller  Denial ofservice  API gateway  Load balancer  App/webserver  Anti-fraud& anti-bot  APPLICATION SECURITY  APPLICATION DELIVERY    Web appfirewall  Secure access  Denial ofservice  API gateway  App/webserver  Anti-fraud& anti-bot  APPLICATION SECURITY  APPLICATION DELIVERY                                                                                                ATTACKERS                        ATTACKERS                        ATTACKERS              END-USER  MODERN APPS  MODERN & TRADITIONAL APPS  TRADITIONAL & MODERN APPS   TELEMETRY           TELEMETRY           TELEMETRY           TELEMETRY          ATTACKERS                          We see a world where our customers' app portfolios adapt to environmental changes

 APPLICATION INSIGHTS          PUBLICCLOUD  ON-PREMISES DATA CENTER OR COLOCATION  DEVICE OR BROWSER  EDGE  DIGITAL EXPERIENCE  An adaptive app automates redundant processes for greater efficiencies      Ingresscontroller  Denial ofservice  API gateway  Load balancer  App/webserver  Anti-fraud& anti-bot  Secure access  Web appfirewall  APPLICATION SECURITY  APPLICATION DELIVERY    Web appfirewall  Secure access  Ingresscontroller  Denial ofservice  API gateway  Load balancer  App/webserver  Anti-fraud& anti-bot  APPLICATION SECURITY  APPLICATION DELIVERY    Web appfirewall  Secure access  Denial ofservice  API gateway  App/webserver  Anti-fraud& anti-bot  APPLICATION SECURITY  APPLICATION DELIVERY                        ATTACKERS                        ATTACKERS                        ATTACKERS  END-USER  MODERN APPS  MODERN & TRADITIONAL APPS  TRADITIONAL & MODERN APPS   TELEMETRY           TELEMETRY           TELEMETRY           TELEMETRY          ATTACKERS                          We see a world where our customers' app portfolios adapt to environmental changes

We see a world where our customers' app portfolios **adapt to environmental changes**

An adaptive app **automates** redundant processes for greater efficiencies

It protects itself, **securing** all points of vulnerability



APPLICATION INSIGHTS
PUBLIC CLOUD
TELEMETRY
app
MODERN & TRADITIONAL APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
ON-PREMISES DATA CENTER OR COLOCATION
TELEMETRY
app
TRADITIONAL & MODERN APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
EDGE
TELEMETRY
app
MODERN APPS
APPLICATION SECURITY
Web app firewall
Denial of service
Anti-fraud & anti-bot
Secure access
API gateway
App/web server
APPLICATION DELIVERY
DEVICE OR BROWSER
TELEMETRY
DIGITAL EXPERIENCE
app
END-USER

20 | ©2020 F5
Analyst and Investor Meeting 20

We see a world where our customers' app portfolios **adapt to environmental changes**

An adaptive app **automates** redundant processes for greater efficiencies

It protects itself, **securing** all points of vulnerability

It expands and contracts based on **performance** needs



APPLICATION INSIGHTS
PUBLIC CLOUD
TELEMETRY
app
MODERN & TRADITIONAL APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
ON-PREMISES DATA CENTER OR COLOCATION
TELEMETRY
app
TRADITIONAL & MODERN APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
EDGE
TELEMETRY
app
MODERN APPS
APPLICATION SECURITY
Web app firewall
Denial of service
Anti-fraud & anti-bot
Secure access
API gateway
App/web server
APPLICATION DELIVERY
DEVICE OR BROWSER
TELEMETRY
DIGITAL EXPERIENCE
app
END-USER

21 | ©2020 F5

Analyst and Investor Meeting 20

We see a world where our customers' app portfolios **adapt to environmental changes**

An adaptive app **automates** redundant processes for greater efficiencies

It protects itself, **securing** all points of vulnerability

It expands and contracts based on **performance** needs

And, by mining all these data points, it gets smarter, **insightful**, becomes self-healing, and evolves even more quickly



APPLICATION INSIGHTS
TELEMETRY
TELEMETRY
TELEMETRY
TELEMETRY
PUBLIC CLOUD
app
MODERN & TRADITIONAL APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
ON-PREMISES DATA CENTER OR COLOCATION
app
TRADITIONAL & MODERN APPS
APPLICATION SECURITY
Web app firewall
Secure access
Denial of service
Anti-fraud & anti-bot
Load balancer
Ingress controller
API gateway
App/web server
APPLICATION DELIVERY
EDGE
app
MODERN APPS
APPLICATION SECURITY
Web app firewall
Denial of service
Anti-fraud & anti-bot
Secure access
API gateway
App/web server
APPLICATION DELIVERY
DEVICE OR BROWSER
DIGITAL EXPERIENCE
app
END-USER

22 | ©2020 F5

Analyst and Investor Meeting 20

   There are four key requirements to enable adaptive apps    Simplify traditional app delivery for multi-cloud  Enable modern app delivery at scale  Secure every app anywhere    Multi-cloud application security and delivery technologies  Unlock the value of app insights  1  2  3  4

       All businesses will need to deliver apps that engage and amaze. We call these adaptive applications.  We will lead in this new era through our unique position in application security, delivery and analytics.  We are transforming our business at an unprecedented pace, driving top-line growth acceleration.  We are positioned for, and committed to, sustainable double-digit EPS growth

         As we evolve, we remain focused on our original purpose: solving our customers’ most important application challenges  Load Balancer  1996 – 2004    Scale websites  ApplicationDelivery Controller  2005 – 2015  Scale and secure mission-critical applications  Multi-cloud Application Security & Delivery  The Next Evolution  Scale, secure, and AI-optimize traditional and modern applications

   We have assembled a unique portfolio of assets to deliver adaptive applications       Multi-cloud application security and delivery technologies  Simplify traditional app delivery for multi-cloud  Enable modern app delivery at scale  Secure every app anywhere  Unlock the value of app insights  1  2  3  4  BIG-IP   Organic +   F5 Security   +  Organic +

IN MARCH 2018,

We said we would **extend** our reach and **expand** our role


Future
2019
Base
Reach: Every App, Anywhere
Modern apps
Traditional apps
Serverless
Containers
Public cloud
Private cloud
On premises
Traffic Management
WAF, DDoS, Identity
Security
Application Analytics
New Application Services
Role: We Make Apps Go Faster, Smarter, Safer

27 | ©2020 F5

Analyst and Investor Meeting 20

We have built the broadest available app services portfolio to dramatically expand our addressable market

	2020
Simplify traditional app delivery for multi-cloud environments	$1.8B TAM
Enable modern app delivery at scale	$3.5B TAM
Secure every app anywhere	$8.3B TAM
Unlock the value of app insights	

~$14B
Total TAM 2020



Reach
Modern apps
Traditional apps
Aspen Mesh
NGINX
SHAPE
Part of F5
F5 Security
BIG-IP
Role
App Delivery
App Security
App Insights

Source: FY2020 TAM, IDC and F5 Strategy judged

28 | ©2020 F5

Analyst and Investor Meeting 20

We have assembled the only portfolio that can deliver on the opportunity of adaptive applications

	2020	2023
Simplify traditional app delivery for multi-cloud environments	$1.8B TAM	$2.0B TAM 4% CAGR
Enable modern app delivery at scale	$3.5B TAM	$7.6B TAM +30% CAGR
Secure every app anywhere	$8.3B TAM	$14.8B TAM +21% CAGR
Unlock the value of app insights		$3.1B TAM +1,358% CAGR
	~$14B Total TAM 2020	~$28B Total TAM by 2023



Reach
Modern apps
Traditional apps
Aspen Mesh
NGINX
SHAPE
Part of F5
F5 Security
BIG-IP
Role
App Delivery
App Security
App Insights

Source: FY2020 TAM, IDC and F5 Strategy judged

29 | ©2020 F5

Analyst and Investor Meeting 20

 Accelerate Pivot to Software and Subscription  Expand Reach with Security Buyers  Enhance Vertical Specialization  Current Business  Current Business  Deepen Public Cloud Partnerships   Focus with Data-driven,Targeted Outreach  New Buyerswith Expanded Portfolio  We have recast our go-to-market approach to capitalize on the adaptive applications opportunity

   16-mos post acquisition, FY20  Revenue Growth, FY19 to FY20   ~109%1  Growth in Average Deal Size  +57%  Growth in Number of Paid Subscription Customers  +23%  Innovation Velocity  3 major new solutions launched  Portfolio Integration  Security on NGINX, app visibility and management  Go-to-market Velocity  Fully mapped to F5 sales on a district level  We are driving momentum   1Based on GAAP revenues for NGINX in F5’s fiscal FY19 and FY20. Pre-acquisition revenue is unaudited. Includes revenues recognized pre- and post-acquisition.

   8-mos post acquisition, FY20  Non-GAAP Revenue & ARR Growth, FY19 to FY20 (ratable subscription business)  35%1 & 44%  Growth in Average Deal Size  +47%  Addition of New Customers  +15%  Innovation Velocity  2 new products launched   Portfolio Integration  Integrated with BIG-IP & Silverline  Go-to-market Velocity  Global F5 sales force is Shape-enabled  We are driving momentum   1See appendix for GAAP to non-GAAP reconciliation.

       All businesses will need to deliver apps that engage and amaze. We call these adaptive applications.  We will lead in this new era through our unique position in application security, delivery and analytics.  We are transforming our business at an unprecedented pace, driving top-line growth acceleration.  We are positioned for, and committed to, sustainable double-digit EPS growth

 There are three key indicators for our long-term success  Software TransformationSoftware contributes the majority of product revenue  Software SubscriptionSoftware subscription is 80%+ of software revenue  Operating DisciplineOperating model is balanced by our guiding principle of the “Rule of 40”(revenue growth + non-GAAP operating margin = 40)

 Our software transformation is outpacing our expectations  FY17-20 NON-GAAP REVENUE CAGR  1Comprises term license subscriptions, utility, and as-a-Service offerings. See appendix for GAAP to non-GAAP reconciliation.   Software1 Mix Trends(% of Non-GAAP Product Revenue)  44%

In only **three years,** F5's software transformation is substantially outpacing other companies


Software
as % Product Revenue
Transformation
Time Horizon
35%[1]
FY20 Mix
3 Years
(FY17 – FY20E)
37%
FY20 Mix
13 Years
(FY07 – FY20E)
21%
FY13 Mix
8 Years
(FY05 – FY13)
5%
FY14 Mix
11 Years
(FY03 – FY14)
Pre-Transformation Software Mix
Post-Transformation / Current Software Mix

[1]F5 percentage is as a percent of non-GAAP product revenue. See appendix for GAAP to non-GAAP reconciliation.
Source: Company filings.

36 | ©2020 F5
Analyst and Investor Meeting 20

 Our revenue quality is improving with software subscription growth  FY17-20 NON-GAAP REVENUE CAGR  1Comprises standalone software, including term-license subscriptions, utility, and as-a-Service offerings. See appendix for GAAP to non-GAAP reconciliation.   Software Subscription1 Mix(% of Non-GAAP Software Revenue)  120%

 We are a sizable and growing application security player  1 Comprises standalone security offerings including systems, standalone software licenses and security subscription services. See appendix for GAAP to non-GAAP reconciliation.   Standalone Security1 Mix(% of Non-GAAP Product Revenue)  FY17-20 NON-GAAP REVENUE CAGR  31%

In fact…we are one of the top two **application security** players today

>$750M[1]

Total Non-GAAP Security Revenue FY2020

Standalone Security Product Revenue	Attached Security Revenue	Security Services Revenue (28-30% of ~$1.3B)
~$275M	~$125M	>$350M

[1]Includes standalone products, Shape Security, Silverline, attached security, and security services. See appendix for GAAP to non-GAAP reconciliation.

39 | ©2020 F5

Analyst and Investor Meeting 20

We have made deliberate investments to drive our transformation while maintaining a focus on operating discipline

Last Three Years: Deliberate Investments
Annualized $ in USD millions


($230)
+$100
($130)
Organic and inorganic investments above run-rate
Cost reduction initiatives
Net impact to Non-GAAP Operating Income

Next Five Years: Realize Operating Margin Leverage
Annualized $ in USD millions


($20 – $40)
+$140 – $160
+$120
Incremental investments above run-rate
Incremental impact of cost reduction initiatives
Incremental net impact to Non-GAAP Operating Income

~$250 million
Cumulative FY18 – FY25 annualized cost reductions

Accelerated Organic Software Transformation
- New offerings: per-app vADC, automation, orchestration, cloud integrations
- Domain expertise for consumption models: SaaS, subscriptions, utility
- Expanded Security and Service Provider product portfolio

Integration and Acceleration of Inorganic Investments
- NGINX platform maturity acceleration (NGINX Controller and security)
- Shape and NGINX go-to-market

Evolution of Non-GAAP Operating Margins

FY18	FY20	Long Term
36.1%	30.4%	Mid 30's%

Analysis does not incorporate contribution to operating margin expansion from product margin improvement related to increased mix of software revenue

40 | ©2020 F5

Analyst and Investor Meeting 20

We are poised to achieve significant annualized cost reductions over the next five years

Functional area	Cost reduction initiatives
Corporate / Company Wide	• Enacted two significant staff reductions (~10%) in past 3 years • Leverage low-cost locations and automation • Execute acquisition synergies
COGS / Gross Margin	• Shift manufacturing to Mexico to reduce freight/logistics costs • Knowledge management to increase call deflection rates • Renegotiate spend with largest suppliers
Research and Development	• Rebalancing R&D resources across high-cost/low-cost locations • Streamlining organizational seniority pyramid
Sales and Marketing	• Grow low-cost/Inside Sales Model • Adjust sales incentives and partner programs
Incremental Efficiency (FY21 & beyond)	• Leverage AI/Automation to improve Sales Productivity • Leverage customer success to reduce subscription renewal cost • Embrace work-from-home to reduce facilities costs and travel

~$100 million

Annualized savings to date

+ ~$150 million

Additional annualized savings expected

41 | ©2020 F5

Analyst and Investor Meeting 20

     FY20A  Horizon 2 (FY21-22)  Long-Term Targets (circa 2025)  Software growth  52%  35% to 40% CAGR   >20%  Software % of product revenue  35%  >50%  >75%  Systems growth  -10%  High-to-mid single-digit decline  High-to-mid single-digit decline  Services growth  5%  Low single-digit growth  Low single-digit growth to flat  Total revenue growth  5%*  6% to 7% CAGR  8% to 9%  Non-GAAP gross margin  85%  ~85%  Mid-to-upper 80s%  Non-GAAP operating margin  30%  FY21: 31% to 32%FY22: 32% to 34%  Mid 30s%  Non-GAAP EPS / growth  $9.37  Double-digit growth  Double-digit growth  “Rule of 40” (revenue growth + non-GAAP operating margin)    Achieve in Horizon 2  At a minimum, maintain “Rule of 40”  * FY20 revenue growth on a non-GAAP basis to adjust for purchase accounting effect on Shape revenue.  Our position, strategy and execution is poised to deliver double-digit EPS growth

 There are three key indicators for our long-term success  Driving double-digit EPS growth  Software TransformationSoftware contributes the majority of product revenue  Software SubscriptionSoftware subscription is 80%+ of software revenue  Operating ModelOperating model is balanced by our guiding principle of the “Rule of 40”(revenue growth + non-GAAP operating margin = 40)    Driving double-digit non-GAAP EPS growth

   During FY21, we are committed to accelerated share repurchases of $500 millionDuring FY22, we are committed to $500 million in share repurchasesBeginning in FY23, we intend to return 50% of free cash flow to shareholders via share repurchases  We expect to pursue targeted M&A which accelerates our Adaptive Applications vision and topline momentum We expect to create operating leverage through F5 scale and infrastructureOur Horizon 2 non-GAAP operating margin and EPS guidance will not be negatively impacted by any potential M&A  We are committed to returning capital to shareholders  We expect M&A to support our Adaptive Applications strategy  We will take a balanced approach to capital deployment

       All businesses will need to deliver apps that engage and amaze. We call these adaptive applications.  We will lead in this new era through our unique position in application security, delivery and analytics.  We are transforming our business at an unprecedented pace, driving top-line growth acceleration.  We are positioned for, and committed to, sustainable double-digit EPS growth

   | ©2019 F5  47  Appendix

 GAAP to non-GAAP Reconciliation  (Amounts in Thousands)    FY17  FY18  FY19  FY20  GAAP revenue  $2,090,041  $2,161,407  $2,242,447  $2,350,822  Acquisition-related write-downs of assumed deferred revenue  $0  $0  $0  $6,824  Non-GAAP revenue  $2,090,041  $2,161,407  $2,242,447  $2,357,646  GAAP gross profit  $1,736,556  $1,799,926  $1,885,870  $1,942,935  Stock-based compensation  $21,435  $21,122  $20,385  $25,470  Amortization of purchased intangible assets   $9,372  $7,973  $7,653  $23,814  Facility-exit costs   $0  $352  $3,520  $2,300  Acquisition-related charges  $0  $0  $0  $127  Total adjustments to gross profit  $30,807  $29,447  $31,558  $51,711  Non-GAAP gross profit  $1,767,363  $1,829,373  $1,917,428  $2,001,470  Non-GAAP gross margin  84.6%  84.6%  85.5%  84.9%

 GAAP to non-GAAP Reconciliation  (Amounts in Thousands)    FY17  FY18  FY19  FY20  GAAP operating expense  $1,172,600  $1,209,027  $1,367,407  $1,550,668  Stock-based compensation — sales and marketing  $69,655  $61,533  $69,477  $88,446  Stock-based compensation — research and development  $53,399  $47,327  $40,886  $50,271  Stock-based compensation — general and administrative  $30,837  $27,873  $32,166  $37,762  Amortization of purchased intangible assets — sales and marketing  $1,006  $1,007  $2,083  $8,612  Amortization of purchased intangible assets — general and administrative  $1,893  $2,100  $2,110  $2,178  Facility-exit costs — sales and marketing  $0  $630  $7,470  $5,100  Facility-exit costs — research and development  $0  $1,247  $9,994  $5,257  Facility-exit costs — general and administrative  $0  $285  $7,816  $3,944  Acquisition-related charges — sales and marketing  $0  $0  $6,551  $13,703  Acquisition-related charges — research and development  $0  $0  $16,321  $2,838  Acquisition-related charges — general and administrative  $0  $0  $18,870  $39,815  Impairment charges — general and administrative  $0  $0  $6,273  $0  Restructuring charges  $12,718  $18,426  $0  $7,800  Litigation expense  $391  $0  $0  $0  Total adjustments to operating expenses  $169,899  $160,428  $220,017  $265,726  Non-GAAP Operating Expense  $1,002,701  $1,048,599  $1,147,390  $1,284,942

GAAP to non-GAAP Reconciliation

(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

	FY17	FY18	FY19	FY20
GAAP operating income	$563,956	$590,899	$518,463	$392,267
Total adjustments related to revenue	$0	$0	$0	$6,824
Total adjustments related to gross profit	$30,807	$29,447	$31,558	$51,711
Total adjustments related to operating expense	$169,899	$160,428	$220,017	$265,726
Total adjustments related to income from operations	$200,706	$189,875	$251,575	$324,261
Non-GAAP income from operations	**$764,662**	**$780,774**	**$770,038**	**$716,528**
GAAP net income	$420,761	$453,689	$427,734	$307,441
Total adjustments to revenue	$0	$0	$0	$6,824
Total adjustments to gross profit	$30,807	$29,447	$31,558	$51,711
Total adjustments operating expenses	$169,899	$160,428	$220,017	$265,726
Gain on sale of patent	$0	($534)	$0	$0
Exclude tax effect on above items	($57,532)	($49,557)	($53,048)	($56,726)
Tax on deemed repatriation of undistributed foreign earnings	$0	$7,000	$0	$0
Remeasurement of net deferred tax assets due to change in US tax rate	$0	$11,584	$0	$0
Non-recurring foreign tax credit benefit	($21,000)	$0	$0	$0
Total Non-GAAP adjustments	**$122,174**	**$158,368**	**$198,527**	**$267,535**
Non-GAAP net income	**$542,935**	**$612,057**	**$626,261**	**$574,976**
Weighted average basic common shares outstanding	64,173	61,262	60,044	60,911
Weighted average dilutive potential common shares outstanding	64,775	62,013	60,456	61,378
GAAP diluted net income per common share	$6.50	$7.32	$7.08	$5.01
Non-GAAP diluted net income per common share	**$8.38**	**$9.87**	**$10.36**	**$9.37**

50 | ©2020 F5

Analyst and Investor Meeting 20